UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2005

AutoNation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 SE 6th Street, Ft. Lauderdale, Florida		33301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 769-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2005, AutoNation, Inc. (the "Company") entered into a new Employment Agreement (the "Employment Agreement") with the Company’s President and Chief Operating Officer, Michael E. Maroone, pursuant to which Mr. Maroone shall continue to serve as the Company’s President and Chief Operating Officer until December 31, 2007 or such earlier date upon which Mr. Maroone’s employment may be terminated in accordance with the terms of the Employment Agreement. A copy of the agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On July 27, 2005, upon entering into the new Employment Agreement with Mr. Maroone as described in Item 1.01 of this Current Report, the prior Employment Agreement dated as of May 14, 2003 between the Company and Mr. Maroone, which was scheduled to expire by its terms on December 31, 2005, was replaced and superseded by the new Employment Agreement (in effect, terminating the prior agreement early without penalty or cost to either party). The prior Employment Agreement was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2005, the Company’s Board of Directors appointed Michael E. Maroone to serve as a director of the Company. The appointment, which was effective as of July 27, 2005, increases the size of the Company’s Board of Directors to eight (8) members. A copy of the press release issued by the Company is attached as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Employment Agreement dated July 27, 2005 between AutoNation, Inc. and
Michael E. Maroone, President and Chief Operating Officer.

99.1 Press Release of AutoNation, Inc., dated July 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoNation, Inc.

July 27, 2005	By:	/s/ Jonathan P. Ferrando

Name: Jonathan P. Ferrando
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated July 27, 2005 between AutoNation, Inc. and Michael E. Maroone, President and Chief Operating Officer.
99.1	Press Release of AutoNation, Inc. dated July 27, 2005.